FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        Report Under Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                     Current Report As Of November 3, 2006

                         Commission File Number 0-26999

                         GARB OIL AND POWER CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             UTAH                                                87-0296694
-------------------------------                              -------------------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                        1588 South Main Street, Suite 200
                           Salt Lake City, Utah 84115
                           --------------------------
                    (Address of principal executive offices)


                                 (801)832-9865
                -------------------------------------------------
                Registrant's telephone number including area code


                  ---------------------------------------------
                  Former Address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.

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Item 3.02 Unregistered Sale of Equity Securities.

         By an oral agreement on October 31, 2006, the Company issued 500,000 shares of its common stock to Commodities Trading Corporation for $25,000 in an isolated transaction. The shares were issued from the Company's authorized shares. The proceeds were and will be used for working capital. The Company continues to have insufficient revenues to meet its operating expenditures. The certificates to be issued will bear a restricted legend. The price per share was $.05. The closing bid price on October 31, 2006, was $.03 per share. Commodities Trading Corporation is a majority owned subsidiary of Garbilizer Corporation, the major shareholder of the Company. Its has common officers with the officers of the Company. With the purchase of the additional shares Garbilizer owns directly and indirectly 10,288,291 shares which represent forty-five per cent (45%) of the issued and outstanding shares of the Company.


Item 9.01 Financial Statement and Exhibits.

Exhibit
 No.      Description                                      Location
 ---      -----------                                      --------

3.1       Article of Incorporation                         Previously Filed
                                                           Form 10, No. 0-14859.

3.2       Bylaws                                           Previously filed.
                                                           (Form 10)

10.1      Employment Agreement with John                   Previously filed.
          Brewer.                                          (Form 10)

10.2      Agreement with Giant Tire                        Previously filed.
          Recyclers, Inc.                                  (10-KSB, 6-30-97)

10.3      Project Development and                          Previously filed.
          Construction Agreement with                      (8-K, 5-11-98)
          Trenergy, Inc.

10.4      Extension Agreement with Giant                   Previously filed.
          Tire Recyclers, Inc.                             (10-KSB, 6-30-01)

10.5      Agreement between Garbalizer                     Previously filed.
          Corporation and the Company.                     (10-KSB, 6-30-04)

10.6      Employment Agreement with Louis                  Previously filed.
          J. Zant.                                         (8-K, 6-21-05)

10.7      Loan agreement between the Company               Previously filed.
          and W. E. Hamilton Family                        (8-K, 2-3-06)
          Corporation dated April 4, 2002,
          for $25,000.

10.8      Loan agreement between the Company               Previously Filed.
          and John Wright dated 1/21/03 for                (8-K, 2-3-06)
          $10,000.

10.9      Loan agreement between the Company               Previously Filed.
          and John Wright dated 3/26/03 for                (8-K, 2-3-06)
          $5,000.

10.10     Loan agreement between the Company               Previously Filed.
          and John Wright dated 7/15/03 for                (8-K, 2-3-06)
          $5,000.

10.11     Loan agreement between the Company               Previously Filed
          and Robert Taylor dated 5/10/05 for              (8-K, 2-3-06)
          $35,000.

10.12     Loan Agreement between the Company               Previously Filed.
          and Rodaric Group, LLC dated 5/19/05             (8-K, 2-3-06)
          for $40,000.

10.13     Loan Agreement between the Company               Previously Filed.
          and Frank Gillen dated 6/13/05 for               (8-K, 2-3-06)
          $87,000.

10.14     Loan Agreement between the Company               Previously Filed.
          and Rodaric Group, LLC, dated                    (8-K, 2-3-06)
          10/17/05 for $140,578.

10.15     Loan Agreement between the Company               Previously Filed.
          and LTD II Enterprises dated 1/6/06              (8-K, 2-3-06)
          for $50,000.

10.16     Employment agreement between the                 Previously Filed.
          Company and Matthew Shepherd dated               (8-K, 2-3-06)
          January 9, 2006.

10.17     Loan Agreement between the Company               Previously Filed.
          and Bill Vee Anderson dated 6/26/06              (8-K, 6-28-06)
          for $12,300.

21.1      List of Subsidiaries                             Previously filed.
                                                           (10-KSB, 6-30-95)


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date November 3, 2006.

Garb Oil and Power Corporation


By /s/ John Brewer
-----------------------------
Chief Executive Officer

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